                               John Hancock Funds
--------------------------------------------------------------------------------


                                    TAX-FREE
                                      BOND
                                      FUND


                                 ANNUAL REPORT


                               December 31, 1995

                                    TRUSTEES
                            EDWARD J. BOUDREAU, JR.
                                JAMES F. CARLIN*
                             WILLIAM H. CUNNINGHAM*
                               CHARLES F. FRETZ*
                             HAROLD R. HISER, JR.*
                               CHARLES L. LADNER*
                                LEO E. LINBECK*
                             PATRICIA P. MCCARTER*
                             STEVEN R. PRUCHANSKY*
                     LT. GEN. NORMAN H. SMITH, USMC (RET.)*
                                JOHN P. TOOLAN*
                        *Members of the Audit Committee

                                    OFFICERS
                            EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                               ROBERT G. FREEDMAN
                               Vice Chairman and
                            Chief Investment Officer
                                ANNE C. HODSDON
                                   President
                                THOMAS H. DROHAN
                      Senior Vice President and Secretary
                                JAMES B. LITTLE
                           Senior Vice President and
                            Chief Financial Officer
                                SUSAN S. NEWTON
                     Vice President and Compliance Officer
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer

                                   CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                                89 SOUTH STREET
                          BOSTON, MASSACHUSETTS 02111

                                 TRANSFER AGENT
                   JOHN HANCOCK INVESTOR SERVICES CORPORATION
                                 P.O. BOX 9116
                        BOSTON, MASSACHUSETTS 02205-9116

                               INVESTMENT ADVISER
                          JOHN HANCOCK ADVISERS, INC.
                             101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                             PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                             101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                 LEGAL COUNSEL
                                 HALE AND DORR
                                60 STATE STREET
                          BOSTON, MASSACHUSETTS 02109

                              INDEPENDENT AUDITORS
                               ERNST & YOUNG LLP
                              200 CLARENDON STREET
                          BOSTON, MASSACHUSETTS 02116

                               CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

[A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.]

The stock market's record-breaking, whirlwind performance in 1995 will be a tough act to follow in 1996. In fact, we've already seen greater market volatility this year, particularly among last year's leaders -- technology stocks. That's to be expected after a year that saw market indexes soar, including the Standard & Poor's 500-Stock Index's 37% advance. While many of the same economic conditions that fostered the stellar 1995 market are still in place -- slow economic growth, muted inflation and decent corporate earnings -- it would be unrealistic to expect the market to stage a repeat in 1996. The old saying "trees don't grow to the sky" comes to mind. Shareholders would do well to temper expectations of investment returns and perhaps revisit their investment allocations with their financial advisor to determine if rebalancing their portfolio makes sense.

       No matter how you scale back your market expectations, you should always be able to count on consistent customer service performance. At John Hancock Funds, we never stop working to find ways to sustain and improve the quality of information and the level of assistance we provide you. Our commitment to this task is no less than John Hancock's loyalty was to his fledgling country when he is said to have uttered, "if it does the public good, burn Boston." We won't go that far, of course, but we share our namesake's dedication to putting the public before all else.

       In our case, that public is you, our shareholders. We take very seriously the role you have entrusted to us, that of helping you achieve your financial goals. Part of that will always involve good customer service. So please do not hesitate to call your Customer Service Representative at 1-800-225-5291 if you have any questions or need information. We take pride in helping you with the same spirit that John Hancock displayed at the dawning of America.

Sincerely,

/s/ Edward J. Boudreau, Jr.
---------------------------

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                              BY THOMAS C. GOGGINS
                       FOR THE PORTFOLIO MANAGEMENT TEAM

                                  JOHN HANCOCK
                               TAX-FREE BOND FUND

              "SOFT LANDING" HELPED BOOST MUNICIPAL PRICES IN 1995

Slowing economic growth and easing inflationary pressures provided the backdrop for an unexpectedly strong bond market rally in 1995. The year got off to an impressive start as more investors came to accept that the Federal Reserve Board could actually engineer a "soft landing" -- in which economic growth is slow but steady and inflation remains low. The first quarter was particularly strong for municipal bonds, which outpaced Treasury, mortgage and corporate bonds alike.

[A 2 1/4" x 3" photo of Thomas C. Goggins at bottom right. Caption reads:
"Thomas C. Goggins".]

       However, various tax-reform proposals grabbed the headlines in the second quarter and stymied the rise of municipals. At issue was the notion that some proposals, particularly the flat-tax proposal, could eliminate any need for investors to own tax-exempt securities. But by the fall, municipals started to regain some steam. Two interest-rate cuts in the last two quarters of the year, coupled with rising demand for municipals from some institutional investors, ignited another round of strength. By the end of 1995, municipals had turned in their best performance since 1986.

A LOOK AT PERFORMANCE

John Hancock Tax-Free Bond Fund performed well, not only in absolute terms, but also compared to its competitors. For the year ended December 31, 1995, the Fund's Class A and Class B shares posted total returns of 20.20% and 19.41%, respectively, at net asset value. Those returns outpaced the average general municipal bond fund's return of 16.84% for the same period, according to Lipper Analytical Services.(1)

       There were several factors contributing to the Fund's better-than-average performance. First was duration, which measures how sensitive

                                   [CAPTION]
              "BY THE END OF 1995, MUNICIPALS HAD TURNED IN THEIR
                         BEST PERFORMANCE SINCE 1986."

                    John Hancock Funds - Tax-Free Bond Fund

[Chart with heading "Top Five Sectors" at top of left hand column. The chart lists five sectors: 1) Transportation 21%; 2) Electric Utilities 18%; 3) Health 18%; 4) General Obligation Bonds 11%; 5) Pollution Control 10%. Footnote below reads: "As a percentage of net assets on December 31, 1995."]

the Fund's share price is to changes in interest rates. In the first quarter of the year, the Fund's duration was relatively long, which benefited its performance when interest rates were falling. In the second quarter we reduced our duration by replacing some longer-term bonds with shorter-term bonds. We did that because there wasn't much difference in yield between short- and long-term bonds. In other words, we did not give up a great amount of yield to own the less volatile, shorter-term bonds. That strategy also paid off because the second quarter was a particularly volatile period for municipal bonds. By the fall, however, we felt that interest rates could resume their decline, so we made the Fund more interest-rate sensitive by lengthening our duration again. Having a longer duration during the second half of the year also helped our performance.

       Our continued focus on non-callable bonds was also an advantage for the Fund. Non-callable bonds are so-called because they can't be redeemed by their issuer before their scheduled maturity dates. They tended to benefit more fully from the bond market rally than callable bonds. A bond with a call will trade under the assumption that the issuer will call the bond -- or pay it off -- on the call provision date, which is the first date it can be redeemed by its issuer. As the call date approaches, callable bonds are less likely to participate fully in a rally. Non-callable bonds also offer another advantage: they provide a predictable and steady stream of income. If interest rates decline further, our non-callable bonds can't be redeemed early, so we won't be forced to put the proceeds from calls back to work in the market at lower interest rates.

       Finally, we focused on buying discount bonds, which sell below par (face) value. During periods when interest rates are declining, discount bonds tend to appreciate more than par bonds, and more than premium bonds, which trade above par value.

FOCUS ON SECTORS

Transportation bonds made up the Fund's largest sector concentration at about 21% of net assets at the end of 1995. During the period we added several industrial development bonds in the airline sector, which our team of analysts identified as having good prospects for appreciation. Dallas/Fort Worth issued bonds to construct additional gates for American Airlines at the airport. Indianapolis issued bonds for a United Airlines maintenance facility. These

[Table entitled "Scorecard" at bottom left hand column. The header for the left column is "Category"' the header for the right column is "Trend...and what's driving it." The first listing is "Dallas/Fort Worth/American Airlines" followed by an up arrow and the phrase "Improving profitability for airline". The second listing is "Indianapolis/United Airlines" followed by an up arrow and the phrase "Better earnings for UAL". The third listing is "Housing bonds" followed by a flat arrow and the phrase "Rising risk of prepayments". Footnote below reads:
"See "Schedule of Investments." Investment holdings are subject to change."]

                                   [CAPTION]
      "...FOCUS ON NON-CALLABLE BONDS WAS ALSO AN ADVANTAGE FOR THE FUND."

                    John Hancock Funds - Tax-Free Bond Fund

[Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the year ended December 31, 1995." The chart is scaled in increments of 5% from bottom to top, with 25% at the top and 0% at the bottom. Within the chart there are three solid bars. The first represents the 20.20% total return for John Hancock Tax-Free Bond Fund: Class A. The second represents the 19.41% total return for John Hancock Tax-Free Bond Fund: Class B. The third represents the 16.84% total return of the average general municipal bond fund. A footnote below states: "Total returns for John Hancock Tax-Free Bond Fund are at net asset value with all distributions reinvested. The average general municipal bond fund is tracked by Lipper Analytical Services. See following page for historical performance information."]

were two of the Fund's largest holdings and best performers for the year.

       Housing bonds, which posted weak gains during 1995, were the municipal market's laggards. These bonds were held back by the perception that mortgages underlying these housing bonds would be refinanced as interest rates fall. However, we've maintained a core holding in high-quality, high-yielding housing bonds that we think are less vulnerable to early payment.

       The Fund's Trustees recently voted to give the Fund the flexibility to invest as much as one-third of its assets in high-yielding bonds that carry below investment-grade ratings. We plan to be selective in adding these bonds, buying them only when we think that they offer enough reward to justify the risk taken.

OUTLOOK

Political haggling over various tax-reform proposals could continue to draw headlines in 1996. If that is the case, the municipal bond market could experience further volatility in the months to come. We think it's unlikely that any significant tax reform will be enacted within the next two years. And we're not convinced that the flat tax is viable. So in our view, the market has overreacted. We believe that the tax-reform scare has actually created an opportunity. At the end of 1995, municipals were priced attractively compared to Treasuries. In fact, there was only one other time in recent history that municipals were this cheap relative to Treasuries. In our experience, it is in times like these that municipals offer good value for investors seeking after-tax income.

       It may be difficult for municipals to achieve the same exceptional gains they made in 1995. However, there are several reasons why we're optimistic about 1996. We believe economic growth will continue to slow, inflation will remain subdued and, as a result, interest rates could continue to fall. Since bond prices generally move in the opposite direction of interest rates, that could be good news for bonds. What's more, the supply of new municipals issued should remain relatively weak. And if demand stays constant or improves, that too could be a positive.


--------------------------------------------------------------------------------
(1) Figures from Lipper Analytical Services include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

                                   [CAPTION]
         "...THE TAX-REFORM SCARE HAS ACTUALLY CREATED AN OPPORTUNITY."

                              A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Tax-Free Bond Fund. Total return is a performance measure that equals the sum of all dividends and capital gains, assuming reinvestment of these distributions and the change in the price of the Fund's average net assets. Performance figures included the maximum applicable sales charge of 4.50% for Class A shares. The effect of the maximum contingent deferred sales charge for Class B shares (maximum 5% and declining to 0% over six years) is included in Class B performance. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Note: A portion of the Fund's income may be subject to taxes. Some investors may be subject to the Alternative Minimum Tax. Capital gains are taxable.

                            CUMULATIVE TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE PERIOD ENDED DECEMBER 31, 1995

                                                      ONE      FIVE     LIFE OF
                                                     YEAR      YEARS     FUND
                                                     ----      -----     ----
Tax-Free Bond Fund: Class A                         14.79%    52.69%   62.00%(1)
Tax-Free Bond Fund: Class B                         14.42%     N/A     32.24%(2)

                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE PERIOD ENDED DECEMBER 31, 1995

                                                      ONE      FIVE     LIFE OF
                                                     YEAR      YEARS     FUND
                                                     ----      -----     ----
Tax-Free Bond Fund: Class A(3)                      14.79%     8.84%    8.39%(1)
Tax-Free Bond Fund: Class B(3)                      14.42%      N/A     7.24%(2)

                                     YIELDS
--------------------------------------------------------------------------------
AS OF DECEMBER 31, 1995

                                                                      SEC 30-DAY
                                                                         YIELD
                                                                         -----
Tax-Free Bond Fund: Class A                                              5.11%
Tax-Free Bond Fund: Class B                                              4.61%

                              NOTES TO PERFORMANCE

(1) Class A shares started on January 5, 1990.
(2) Class B shares started on December 31, 1991.
(3) The Adviser has agreed to limit the Fund's expenses, including the management fee (but not including the 12b-1 fee), to 0.70% of the Fund's average daily net assets. Without the limitation of expenses, the average annualized total returns for the one-year and five-year periods and since inception for Class A shares would have been 14.67%, 8.62%, and 8.06%, respectively. The average annualized total returns for the one-year period and since inception for Class B shares would have been 14.30% and 7.07%, respectively.

                    WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock Tax-Free Bond Fund would be worth on December 31, 1995, assuming you have been invested since the day each class of shares started and reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Municipal Bond Index -- an unmanaged index that includes approximately 15,000 bonds and is commonly used as a measure of bond performance.

[Tax Free Bond Fund
Class A shares

Line chart with the heading Tax Free Bond Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines.

The first line represents the value of the hypothetical $10,000 investment made in the Tax Free Bond Fund on January 5, 1990, before sales charge, and is equal to $16,961 as of December 31, 1995. The second line represents the value of the Lehman Brothers Municipal Bond Index and is equal to $16,374 as of December 31, 1995. The third line represents the Tax Free Bond Fund after sales charge and is equal to $16,200 as of December 31, 1995.

Tax Free Bond Fund
Class B shares

Line chart with the heading Tax Free Bond Fund: Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines.

The first line represents the value of the Lehman Brothers Municipal Bond Index and is equal to $13,609 as of December 31, 1995. The second line represents the value of the hypothetical $10,000 investment made in the Tax Free Bond Fund on December 31, 1991, before contingent deferred sales charge, and is equal to $13,524 as of December 31, 1995. The third line represents the Tax Free Bond Fund after contingent deferred sales charge and is equal to $13,224 as of December 31, 1995.]

                              FINANCIAL STATEMENTS

                    John Hancock Funds - Tax-Free Bond Fund

THE STATEMENT OF ASSETS AND LIABILITIES IS THE FUND'S BALANCE SHEET AND SHOWS THE VALUE OF WHAT THE FUND OWNS, IS DUE AND OWES ON DECEMBER 31, 1995. YOU'LL ALSO FIND THE NET ASSET VALUE PER SHARE AS OF THAT DATE.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995
--------------------------------------------------------------------------------
ASSETS:
  Investments at value - Note C:
   Tax-exempt long-term bonds
     (cost - $190,204,887).......................................   $205,442,483
                                                                    ------------
  Receivable for investments sold................................     12,238,500
  Receivable for shares sold.....................................          7,615
  Interest receivable............................................      3,387,852
  Receivable from John Hancock Advisers, Inc. -
   Note B........................................................         27,926
  Miscellaneous assets...........................................         27,437
                                                                    ------------
                    Total Assets.................................    221,131,813
                    ------------------------------------------------------------
LIABILITIES:
  Temporary overdraft of cash....................................      3,533,358
  Payable for investments purchased..............................     21,760,596
  Payable for shares repurchased.................................          8,787
  Dividend payable...............................................         25,227
  Payable for variation margin...................................         23,438
  Payable to John Hancock Advisers, Inc.
   and affiliates - Note B.......................................        108,251
  Accounts payable and accrued expenses..........................         51,085
                                                                    ------------
                    Total Liabilities............................     25,510,742
                    ------------------------------------------------------------
NET ASSETS:
  Capital paid-in................................................    195,035,479
  Accumulated net realized loss on investments
   and financial futures contracts...............................    (14,389,504)
  Net unrealized appreciation of investments
   and financial futures contracts...............................     14,975,096
                                                                    ------------
                    Net Assets...................................   $195,621,071
                    ============================================================
NET ASSET VALUE PER SHARE:
  (Based on net asset values and shares of beneficial
  interest outstanding - unlimited number of shares
  authorized with $0.01 per share par value, respectively)
  Class A - $118,797,313/11,137,117..............................   $      10.67
================================================================================
  Class B - $76,823,758/7,202,812................................   $      10.67
================================================================================
MAXIMUM OFFERING PRICE PER SHARE*
  Class A - ($10.67 x 104.71%)...................................   $      11.17
================================================================================

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

THE STATEMENT OF OPERATIONS SUMMARIZES THE FUND'S INVESTMENT INCOME EARNED AND EXPENSES INCURRED IN OPERATING THE FUND. IT ALSO SHOWS NET GAINS (LOSSES) FOR THE PERIOD STATED.

STATEMENT OF OPERATIONS
Year ended December 31, 1995
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest........................................................   $12,440,385
                                                                     -----------
  Expenses:
   Investment management fee - Note B.............................     1,048,120
   Distribution/service fee - Note B
     Class A......................................................       175,342
     Class B......................................................       663,054
   Transfer agent fee.............................................       209,850
   Registration and filing fees...................................        63,679
   Custodian fee..................................................        48,214
   Auditing fee...................................................        47,989
   Printing.......................................................        46,995
   Legal fees.....................................................        30,747
   Trustees' fees.................................................        29,411
   Miscellaneous..................................................        26,802
   Advisory board fee.............................................        19,730
   Less Management Fee Reduction - Note B                               (208,207)
                                                                     -----------
                    Total Expenses................................     2,201,726
                    Less Expense Reduction
                    by John Hancock Advisers,
                    Inc. - Note B.................................       (24,419)
                    ------------------------------------------------------------
                    Net Expenses..................................     2,177,307
                    ------------------------------------------------------------
                    Net Investment Income.........................    10,263,078
                    ------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FINANCIAL FUTURES CONTRACTS
  Net realized loss on investments sold...........................    (4,728,195)
  Net realized loss on financial futures contracts................    (2,308,339)
  Change in net unrealized appreciation/depreciation
   of investments.................................................    31,679,568
  Change in net unrealized appreciation/depreciation
   on financial futures contracts.................................      (262,500)
                                                                     -----------
                    Net Realized and Unrealized
                    Gain on Investments and
                    Financial Futures Contracts...................    24,380,534
                    ------------------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations.....................   $34,643,612
                    ============================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                    John Hancock Funds - Tax-Free Bond Fund

STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                           YEAR ENDED DECEMBER 31,
                                                                                                        ----------------------------
                                                                                                            1995           1994
                                                                                                        ------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income...............................................................................  $ 10,263,078   $ 11,284,980
  Net realized loss on investments sold and financial futures contracts...............................    (7,036,534)    (7,349,795)
  Change in net unrealized appreciation/depreciation of investments and financial futures contracts...    31,417,068    (25,666,689)
                                                                                                        ------------   ------------
   Net Increase (Decrease) in Net Assets Resulting from Operations....................................    34,643,612    (21,731,504)
                                                                                                        ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income:
   Class A - ($0.5699 and $0.5730 per share, respectively)............................................    (6,647,931)    (7,588,474)
   Class B - ($0.4927 and $0.4973 per share, respectively)............................................    (3,620,138)    (3,611,510)
                                                                                                        ------------   ------------
     Total Distributions to Shareholders..............................................................   (10,268,069)   (11,199,984)
                                                                                                        ------------   ------------

FROM FUND SHARE TRANSACTIONS-- NET*...................................................................   (13,536,114)    24,808,198
                                                                                                        ------------   ------------

NET ASSETS:
  Beginning of period.................................................................................   184,781,642    192,904,932
                                                                                                        ------------   ------------
  End of period (including undistributed net investment income of $83,180 and $84,996, respectively)..  $195,621,071   $184,781,642
                                                                                                        ============   ============

* ANALYSIS OF FUND SHARE TRANSACTIONS:

                                                                                    YEAR ENDED DECEMBER 31,
                                                                     -----------------------------------------------------
                                                                               1995                        1994
                                                                     -------------------------   -------------------------
                                                                       SHARES        AMOUNT        SHARES        AMOUNT
                                                                     ----------   ------------   ----------   ------------
CLASS A
  Shares sold......................................................     990,678   $ 10,001,197    2,973,332   $ 31,232,536
  Shares issued to shareholders in reinvestment of distributions...     365,927      3,709,354      430,837      4,303,072
                                                                     ----------   ------------   ----------   ------------
                                                                      1,356,605     13,710,551    3,404,169     35,535,608
  Less shares repurchased..........................................  (2,422,945)   (24,445,738)  (3,655,146)   (36,242,204)
                                                                     ----------   ------------   ----------   ------------
  Net decrease.....................................................  (1,066,340)  $(10,735,187)    (250,977)  $   (706,596)
                                                                     ==========   ============   ==========   ============
CLASS B
  Shares sold......................................................     722,057   $  7,261,875    3,736,809   $ 39,155,237
  Shares issued to shareholders in reinvestment of distributions...     202,597      2,054,192      212,691      2,116,235
                                                                     ----------   ------------   ----------   ------------
                                                                        924,654      9,316,067    3,949,500     41,271,472
  Less shares repurchased..........................................  (1,207,168)   (12,116,994)  (1,608,678)   (15,756,678)
                                                                     ----------   ------------   ----------   ------------
  Net increase (decrease)..........................................    (282,514)  $ (2,800,927)   2,340,822   $ 25,514,794
                                                                     ==========   ============   ==========   ============

THE STATEMENT OF CHANGES IN NET ASSETS SHOWS HOW THE VALUE OF THE FUND'S NET ASSETS HAS CHANGED SINCE THE END OF THE PREVIOUS PERIOD. THE DIFFERENCE REFLECTS EARNINGS LESS EXPENSES, ANY INVESTMENT GAINS AND LOSSES, DISTRIBUTIONS PAID TO SHAREHOLDERS, AND ANY INCREASE OR DECREASE IN MONEY SHAREHOLDERS INVESTED IN THE FUND. THE FOOTNOTE ILLUSTRATES THE NUMBER OF FUND SHARES SOLD, REINVESTED AND REDEEMED DURING THE LAST TWO PERIODS, ALONG WITH THE CORRESPONDING DOLLAR VALUES.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                    John Hancock Funds - Tax-Free Bond Fund

FINANCIAL HIGHLIGHTS
Selected data for each share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios, and supplemental data are as follows:
----------------------------------------------------------------------------------------------------------------------------

                                                                                        YEAR ENDED DECEMBER 31,
                                                                       -----------------------------------------------------
                                                                         1995       1994(c)       1993      1992      1991
                                                                       --------     --------    --------   -------   -------
CLASS A
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period...............................  $   9.39     $  10.96    $  10.47   $ 10.24   $  9.90
                                                                       --------     --------    --------   -------   -------
  Net Investment Income..............................................      0.57(b)      0.58        0.62      0.67      0.69
  Net Realized and Unrealized Gain (Loss) on Investments.............      1.28        (1.58)       0.93      0.42      0.72
                                                                       --------     --------    --------   -------   -------
   Total from Investment Operations..................................      1.85        (1.00)       1.55      1.09      1.41
                                                                       --------     --------    --------   -------   -------
  Less Distributions:
  Dividends from Net Investment Income...............................     (0.57)       (0.57)      (0.62)    (0.68)    (0.68)
  Distributions from Net Realized Gains on Investments Sold..........        --           --       (0.44)    (0.18)    (0.39)
                                                                       --------     --------    --------   -------   -------
   Total Distributions...............................................     (0.57)       (0.57)      (1.06)    (0.86)    (1.07)
                                                                       --------     --------    --------   -------   -------
  Net Asset Value, End of Period.....................................  $  10.67     $   9.39    $  10.96   $ 10.47   $ 10.24
                                                                       ========     ========    ========   =======   =======
  Total Investment Return at Net Asset Value (d).....................     20.20%       (9.28%)     15.15%    10.97%    14.78%
  Total Adjusted Investment Return at Net Asset Value (a)............     20.08%       (9.39%)     14.98%    10.67%    14.40%

RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's omitted)..........................  $118,797     $114,539    $136,521   $99,523   $73,393
  Ratio of Expenses to Average Net Assets............................      0.85%        0.85%       0.78%     0.66%     0.60%
  Ratio of Adjusted Expenses to Average Net Assets (a)...............      0.97%        0.96%       0.95%     0.96%     0.98%
  Ratio of Net Investment Income to Average Net Assets...............      5.67%        5.72%       5.57%     6.46%     6.86%
  Ratio of Adjusted Net Investment Income to Average Net Assets (a)..      5.55%        5.61%       5.40%     6.16%     6.48%
  Portfolio Turnover Rate............................................       113%         107%        116%       79%      123%

THE FINANCIAL HIGHLIGHTS SUMMARIZES THE IMPACT OF THE FOLLOWING FACTORS ON A SINGLE SHARE FOR THE PERIOD INDICATED: NET INVESTMENT INCOME, GAINS (LOSSES), DIVIDENDS AND TOTAL INVESTMENT RETURN OF THE FUND. IT SHOWS HOW THE FUND'S NET ASSET VALUE FOR A SHARE HAS CHANGED SINCE THE END OF THE PREVIOUS PERIOD. ADDITIONALLY, IMPORTANT RELATIONSHIPS BETWEEN SOME ITEMS PRESENTED IN THE FINANCIAL STATEMENTS ARE EXPRESSED IN RATIO FORM.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                    John Hancock Funds - Tax-Free Bond Fund

FINANCIAL HIGHLIGHTS (continued)
------------------------------------------------------------------------------------------------------------------------

                                                                                          YEAR ENDED DECEMBER 31,
                                                                                 ----------------------------------------
                                                                                   1995      1994(c)     1993      1992
                                                                                 -------     -------    -------   -------
CLASS B
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period.........................................  $  9.38     $ 10.96    $ 10.47   $ 10.24
                                                                                 -------     -------    -------   -------
  Net Investment Income........................................................     0.50(b)     0.50       0.54      0.59(b)
  Net Realized and Unrealized Gain (Loss) on Investments.......................     1.28       (1.58)      0.93      0.42
                                                                                 -------     -------    -------   -------
   Total from Investment Operations............................................     1.78       (1.08)      1.47      1.01
                                                                                 -------     -------    -------   -------
  Less Distributions:
  Dividends from Net Investment Income.........................................    (0.49)      (0.50)     (0.54)    (0.60)
  Distributions from Net Realized Gains on Investments Sold....................       --          --      (0.44)    (0.18)
                                                                                 -------     -------    -------   -------
   Total Distributions.........................................................    (0.49)      (0.50)     (0.98)    (0.78)
                                                                                 -------     -------    -------   -------
  Net Asset Value, End of Period...............................................  $ 10.67     $  9.38    $ 10.96   $ 10.47
                                                                                 =======     =======    =======   =======
  Total Investment Return at Net Asset Value (d)...............................    19.41%     (10.05%)    14.30%    10.15%
  Total Adjusted Investment Return at Net Asset Value (a)......................    19.29%     (10.16%)    14.13%     9.85%

RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's omitted)....................................  $76,824     $70,243    $56,384   $18,272
  Ratio of Expenses to Average Net Assets......................................     1.60%       1.60%      1.53%     1.43%
  Ratio of Adjusted Expenses to Average Net Assets (a).........................     1.72%       1.71%      1.70%     1.73%
  Ratio of Net Investment Income to Average Net Assets.........................     4.90%       4.97%      4.66%     5.57%
  Ratio of Adjusted Net Investment Income to Average Net Assets (a)............     4.78%       4.86%      4.49%     5.27%
  Portfolio Turnover Rate......................................................      113%        107%       116%       79%

(a) On an unreimbursed basis.
(b) On average month end shares outstanding.
(c) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the Fund.
(d) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                    John Hancock Funds - Tax-Free Bond Fund

SCHEDULE OF INVESTMENTS
December 31, 1995
---------------------------------------------------------------------------------------------------------------------------
THE SCHEDULE OF INVESTMENTS IS A COMPLETE LIST OF ALL SECURITIES OWNED BY TAX-FREE BOND FUND ON DECEMBER 31, 1995. IT HAS
ONE MAIN CATEGORY: TAX-EXEMPT LONG-TERM BONDS. THE TAX-EXEMPT LONG-TERM BONDS ARE BROKEN DOWN BY STATE. UNDER EACH STATE
IS A LIST OF THE SECURITIES OWNED BY THE FUND.

                                                                                             PAR VALUE                YIELD
                                                             INTEREST  MATURITY    S&P         (000'S      MARKET      AT
STATE, ISSUER, DESCRIPTION                                     RATE      DATE    RATING****   OMITTED)     VALUE     MARKET+
--------------------------                                     ----      ----    ------       --------     -----     ------
TAX-EXEMPT LONG-TERM BONDS
ARIZONA (1.19%)
  Arizona Health Facilities Auth,
   Hosp Sys Rev Ref Phoenix Memorial Hosp Proj.............   8.200%   06/01/21    BBB        $ 2,150   $ 2,328,794   7.57%
                                                                                                        -----------
CALIFORNIA (9.20%)
  California Statewide Community Development Auth,
   Rev Cert of Part Ref Ins'd Hlth Facil Eskaton Inc.......   5.875    05/01/20    A           *4,000     4,009,600   5.86
  Central Coast Water Auth,
   Rev Regional Facil St Wtr Proj..........................   6.350    10/01/07    AAA         *2,000     2,187,680   5.81
  Fontana, County of,
   Spec Tax of Community Facil Dist No 90-3 Empire Center..   8.400    04/01/15    B***           500       478,750   8.77
  Foothill/Eastern Transportation Corridor Agency,
   Toll Rd Rev Fixed Rate Cap Apprec Ser 1995A.............    Zero    01/01/24    BBB-          *675       114,696   6.43
   Toll Rd Rev Fixed Rate Cap Apprec Ser 1995A.............    Zero    01/01/27    BBB-        *1,000       140,540   6.43
   Toll Rd Rev Fixed Rate Cap Apprec Ser 1995A.............    Zero    01/01/28    BBB-        *7,915     1,044,147   6.43
   Toll Rd Rev Fixed Rate Current Int Ser 1995A............   6.000    01/01/16    BBB-        *2,000     2,007,520   5.98
   Toll Rd Rev Fixed Rate Current Int Ser 1995A............   6.500    01/01/32    BBB-        *1,950     2,030,906   6.24
  Sacramento Municipal Utility District,
   Elec Rev Ref Ser A......................................   6.250    08/15/10    AAA         *1,280     1,431,066   5.59
  Saddleback Valley United School District,
   Spec Tax Community Facil District No. 89-2 Ser A........   7.750    09/01/16    BBB***       2,000     2,086,280   7.43
  San Jose Financing Auth,
   Rev Ser B Community Facil Proj..........................   5.625    11/15/18    A+          *2,500     2,463,450   5.71
                                                                                                        -----------
                                                                                                         17,994,635
                                                                                                        -----------
COLORADO (5.67%)
  Arapahoe County Capital Improvement Trust Fund,
   Highway Rev Current Ser E-470...........................   6.950    08/31/20    BAA***      *5,000     5,416,750   6.42
  Denver, City and County of,
   Airport Sys Rev Ser 1992A...............................   7.250    11/15/25    BBB          2,000     2,204,960   6.58
   Airport Sys Rev Ser 1994A...............................   7.500    11/15/23    BBB          3,100     3,464,467   6.71
                                                                                                        -----------
                                                                                                         11,086,177
                                                                                                        -----------
FLORIDA (7.83%)
  Jacksonville Electric Auth,
   Elec Sys Rev Ser 3-A....................................   5.250    10/01/28    AA           9,000     8,765,910   5.39
  Orange County Health Facilities Auth,
   Rev Adventist Hlth Sys Hosp.............................   5.250    11/15/20    AAA         *5,000     4,904,400   5.35

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                    John Hancock Funds - Tax-Free Bond Fund

                                                                                             PAR VALUE                YIELD
                                                             INTEREST  MATURITY    S&P         (000'S      MARKET      AT
STATE, ISSUER, DESCRIPTION                                     RATE      DATE    RATING****   OMITTED)     VALUE     MARKET+
--------------------------                                     ----      ----    ------       --------     -----     ------
FLORIDA (CONTINUED)
  Tampa Sports Auth,
   Sales Tax Rev Tampa Bay Arena Proj......................   5.750%   10/01/25    AAA        $*1,500   $ 1,643,430   5.25%
                                                                                                        -----------
                                                                                                         15,313,740
                                                                                                        -----------
GEORGIA (10.57%)
  Georgia Municipal Electric Auth,
   Pwr Rev Ser C...........................................   5.700    01/01/19    AAA          5,000     5,291,550   5.39
   Pwr Rev Ser EE..........................................   7.250    01/01/24    AAA          2,000     2,579,880   5.62
   Pwr Rev Ser Z...........................................   5.500    01/01/20    AAA          5,840     6,021,741   5.33
  Monroe County Development Auth,
   Poll Control Rev Ser A Oglethorpe Pwr Corp Scherer Proj.   6.800    01/01/12    A+           1,000     1,165,240   5.84
  Savannah Hospital Auth,
   Rev Ref & Imp Candler Hosp Proj.........................   7.000    01/01/23    BBB+         5,470     5,616,760   6.82
                                                                                                        -----------
                                                                                                         20,675,171
                                                                                                        -----------
ILLINOIS (3.25%)
  Chicago, City of,
   Skyway Toll Bridge Rev Ref Ser 1994.....................   6.750    01/01/17    BBB-         2,000     2,099,340   6.43
  Illinois Development Finance Auth,
   Rev Ref Ser A Columbus Cuneo Cabrini Proj...............   8.500    02/01/15    BBB+         2,150     2,518,639   7.26
  Illinois Health Facilities Auth,
   Rev Ref Friendship Vlg Schamburg........................   6.750    12/01/08    A-***        1,640     1,739,663   6.36
                                                                                                        -----------
                                                                                                          6,357,642
                                                                                                        -----------
INDIANA (3.66%)
  Indianapolis Airport Auth,
   Spec Facil Rev Ser A United Airlines Proj...............   6.500    11/15/31    BB          *7,000     7,156,310   6.36
                                                                                                        -----------
LOUISIANA (1.06%)
  West Feliciana, Parish of,
   Variable Rate Demand Poll Control Rev Ser 1985C
     Gulf States Util Co Proj..............................   7.000    11/01/15    BB+          2,000     2,076,020   6.74
                                                                                                        -----------
MICHIGAN (2.68%)
  Michigan State Hospital Finance Auth,
   Rev Ref 1990 Ser A Bay Medical Center Hosp..............   8.250    07/01/12    BAA1***      2,250     2,449,192   7.58
  Williamston Community School District,
   GO Ser 1996**...........................................   5.500    05/01/25    AAA         *2,725     2,803,807   5.35
                                                                                                        -----------
                                                                                                          5,252,999
                                                                                                        -----------
MISSISSIPPI (4.84%)
  Claiborne, County of,
   Poll Control Rev Ref Sys Energy Resources Inc...........   7.300    05/01/25    BBB-        *4,000     4,186,800   6.97
  Washington, County of,
   Poll Control Rev Ref Mississippi Pwr & Light Co Proj....   7.000    04/01/22    BAA3***      5,000     5,291,800   6.61
                                                                                                        -----------
                                                                                                          9,478,600
                                                                                                        -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                    John Hancock Funds - Tax-Free Bond Fund

                                                                                                PAR VALUE                YIELD
                                                                INTEREST  MATURITY    S&P         (000'S      MARKET      AT
STATE, ISSUER, DESCRIPTION                                        RATE      DATE    RATING****   OMITTED)     VALUE     MARKET+
--------------------------                                        ----      ----    ------       --------     -----     ------
NEVADA (5.19%)
  Clark, County of,
   Ind'l Development Rev Ser A Southwest Gas Corp Proj........   6.500%   12/01/33    BBB-      $ 10,000   $10,160,000   6.40%
                                                                                                           -----------
NEW HAMPSHIRE (2.05%)
  New Hampshire Higher Educational and Health Facilities Auth,
   Hosp Rev Wentworth Douglass Hosp...........................   5.375    01/01/15    AAA          1,300     1,325,675   5.27
  New Hampshire Industrial Development Auth,
   Rev Ref Poll Control Central Maine Pwr.....................   7.375    05/01/14    BB          *2,500     2,680,325   6.88
                                                                                                           -----------
                                                                                                             4,006,000
                                                                                                           -----------
NEW JERSEY (2.97%)
  New Jersey Economic Development Auth,
   Rev Poll Control General Motors Corp Proj..................   5.350    04/01/09    A-          *1,500     1,488,630   5.39
   Rev Ref Ser J Holt Hauling Proj............................   8.500    11/01/23    BBB***      *2,500     2,574,775   8.25
  New Jersey Turnpike Auth,
   Ser 1991 C.................................................   6.500    01/01/16    AAA         *1,500     1,748,955   5.57
                                                                                                           -----------
                                                                                                             5,812,360
                                                                                                           -----------
NEW YORK (6.98%)
  New York State Dormitory Auth,
   City Univ Sys Cons Rev Ser 1995A...........................   5.625    07/01/16    BBB         *2,000     2,013,340   5.59
  New York, City of,
   GO Fiscal 1996 Ser F**.....................................   5.750    02/01/19    BBB+        *6,000     5,842,680   5.90
   GO Fiscal 1996 Ser G**.....................................   5.750    02/01/20    BBB+        *5,950     5,790,956   5.91
                                                                                                           -----------
                                                                                                            13,646,976
                                                                                                           -----------
NORTH CAROLINA (1.05%)
  North Carolina Eastern Municipal Power Agency,
   Pwr Sys Rev Ref Ser 1993B..................................   6.000    01/01/22    A-           2,000     2,064,300   5.81
                                                                                                           -----------
OHIO (0.75%)
  Student Loan Funding Corp,
   Sub Rev Ser B Cincinnati Ohio Student Loan.................   8.875    08/01/08    BBB-***      1,420     1,461,720   8.62
                                                                                                           -----------
OKLAHOMA (1.31%)
  Tulsa Municipal Airport Auth,
   Rev American Airlines Proj.................................   6.250    06/01/20    BB+         *2,500     2,556,175   6.11
                                                                                                           -----------
OREGON (2.56%)
  Oregon Health Sciences University,
   Ins Rev Cap Apprec 1995 Ser A**............................    Zero    07/01/14    AAA         *1,750       656,372   5.37
   Ins Rev Cap Apprec 1995 Ser A**............................    Zero    07/01/15    AAA         *2,220       786,546   5.39
   Ins Rev Cap Apprec 1995 Ser A**............................    Zero    07/01/16    AAA        *10,700     3,558,820   5.44
                                                                                                           -----------
                                                                                                             5,001,738
                                                                                                           -----------
PENNSYLVANIA (10.56%)
  Allegheny County Industrial Development Auth,
   Rev Ref Ser 1994A Environmental Imp USX Corp Proj..........   6.700    12/01/20    BB+          5,000     5,201,200   6.44

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                    John Hancock Funds - Tax-Free Bond Fund

                                                                                                PAR VALUE                YIELD
                                                                INTEREST  MATURITY    S&P         (000'S      MARKET      AT
STATE, ISSUER, DESCRIPTION                                        RATE      DATE    RATING****   OMITTED)     VALUE     MARKET+
--------------------------                                        ----      ----    ------       --------     -----     ------
PENNSYLVANIA (CONTINUED)
  Beaver County Industrial Development Auth,
   Poll Control Rev Ref Ser A Ohio Edison Proj................   7.750%  09/01/24    BB+         $*1,400   $ 1,499,162   7.24%
  Keystone Oaks School District,
   Variable Rate Ser D........................................   7.318#  09/01/16    AAA          *2,950     3,071,687   7.03
  Philadelphia Hospitals and Higher Education Facilities Auth,
   Hosp Rev 1991 Ser A Philadelphia Protestant Home Proj......   8.625   07/01/21    BB***         2,700     2,848,203   8.18
   Hosp Rev 1992 Ser A Childrens Seashore House Proj..........   7.000   08/15/12    A-            1,250     1,351,437   6.47
  Philadelphia, City of,
   Wtr & Swr Rev 16th Ser.....................................   7.500   08/01/10    AAA           3,000     3,524,490   6.38
  Scranton-Lackawanna Health and Welfare Auth,
   Rev Ser A Allied Services Rehabilitation Hosp Proj.........   7.600   07/15/20    BBB-***       3,000     3,157,650   7.22
                                                                                                           -----------
                                                                                                            20,653,829
                                                                                                           -----------
PUERTO RICO (5.59%)
  Puerto Rico Aqueduct and Sewer Auth,
   Ref Pars & Inflos Ser 1995 Gtd by the Commonwealth of
    Puerto Rico...............................................   6.000#  07/01/11    AAA            *200       220,474   5.44
   Ref Pars & Inflos Ser 1995 Gtd by the Commonwealth of
    Puerto Rico...............................................   8.220#  07/01/11    AAA          *5,500     6,620,625   6.83
  Puerto Rico, Commonwealth of,
   GO Pub Imp Ref Inverse Floater Ser 1992A...................   7.534#  07/01/08    AAA          *2,700     3,000,375   6.78
  University of Puerto Rico,
   Univ Rev Ser M.............................................   5.250   06/01/25    AAA          *1,100     1,088,560   5.31
                                                                                                           -----------
                                                                                                            10,930,034
                                                                                                           -----------
SOUTH CAROLINA (3.28%)
  Piedmont Municipal Power Agency,
   Rev Ref South Carolina Elec Sys............................   5.375   01/01/25    AAA          *6,305     6,421,706   5.28
                                                                                                           -----------
TEXAS (9.19%)
  Dallas-Fort Worth International Airport Facility
   Improvement Corp, Rev American Airlines Inc................   7.250   11/01/30    BB+          10,250    11,083,735   6.70
  Ector County Hospital District,
   Hosp Rev 1992..............................................   7.300   04/15/12    A-            4,000     4,393,800   6.65
  El Paso International Airport,
   Rev Ref Spec Facil Marriott Corp Proj......................   7.750   03/01/12    B             1,410     1,456,192   7.50
  Harris County Industrial Development Corp,
   Marine Term & Wtr Poll Control Ref GATX Terminals Corp
   Proj.......................................................   6.625   02/01/24    BBB+          1,000     1,046,800   6.33
                                                                                                           -----------
                                                                                                            17,980,527
                                                                                                           -----------
UTAH (0.54%)
  Carbon, County of,
   Solid Waste Disposal Rev Ref Ser A East Carbon
    Development Corp..........................................   9.000   07/01/12    BBB-***       1,000     1,068,190   8.43
                                                                                                           -----------
VIRGINIA (2.52%)
  Pittsylvania County Industrial Development Auth,
   Rev Ser A Exempt Facil.....................................   7.550   01/01/19    BB***         4,500     4,923,810   6.90
                                                                                                           -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                    John Hancock Funds - Tax-Free Bond Fund

                                                                                                PAR VALUE                  YIELD
                                                                INTEREST  MATURITY    S&P         (000'S       MARKET       AT
STATE, ISSUER, DESCRIPTION                                        RATE      DATE    RATING****   OMITTED)      VALUE      MARKET+
--------------------------                                        ----      ----    ------       --------      -----      ------
WASHINGTON (0.53%)
  Port of Walla Walla Public Corp,
   Solid Waste Recycling Rev Ser 1995 Ponderosa Fibres Proj...   9.125%   01/01/26   BB-***     $ *1,000    $  1,035,030    8.82%
                                                                                                            ------------
                                                       TOTAL TAX EXEMPT LONG-TERM BONDS
                                                                    (Cost $190,204,887)          (105.02%)  $205,442,483
                                                                                                =========   ============

NOTES TO SCHEDULE OF INVESTMENTS
   * Securities other than short-term investments, newly added to the portfolio, during the period ended December 31, 1995.
  ** These securities having an aggregate value of $19,439,181 or 9.94% of the Fund's net asset value, have been purchased as forward commitments that is, the Fund has agreed on the trade date, to take delivery of and make payment for such securities on a delayed basis subsequent to the date of this schedule. The purchase price and interest rate of such securities is fixed at trade date, although the Fund does not earn any interest on such securities until settlement date. The Fund has instructed its Custodian Bank to segregate assets with the current value at least equal to the amount of its forward commitment. Accordingly, the market values of $5,082,809 of Savannah Hospital Auth, Rev Ref & Imp Candler Hosp Proj, 7.000%, 01-01-20, $1,136,036 of El Paso International Airport, Rev Ref Spec Facil Marriot Corp Proj, 7.750%, 03-01-12, $1,904,958 of Georgia Municipal Electric Auth, Pwr Rev Ser C, 5.700%, 01-01-19, $8,751,300 of Jacksonville Electric Auth, Elec Sys Rev 3-A, 5.250%, 10-01-28, and $3,773,899 of
     Georgia Municipal Electric Auth, Pwr Rev Ser Z, 5.500%, 01-01-20, has been segregated to cover the forward commitments.
 *** Credit Ratings are rated by Moody's Investors Services, Fitch or John
     Hancock Advisers, Inc. where Standard & Poor's ratings are not available. **** Credit ratings are unaudited.
   + The yield is not calculated in accordance with guidelines established by the U.S. Securities Exchange Commission and is unaudited. Zero coupon yields are at yield to maturity.
   # Represents rate in effect on December 31, 1995.
The percentages shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                    John Hancock Funds - Tax-Free Bond Fund

PORTFOLIO CONCENTRATION
--------------------------------------------------------------------------------
THE TAX-FREE BOND FUND INVESTS PRIMARILY IN SECURITIES ISSUED BY THE VARIOUS STATES AND THEIR VARIOUS POLITICAL SUBDIVISIONS. THE PERFORMANCE OF THE FUND IS CLOSELY TIED TO ECONOMIC CONDITIONS WITHIN THE APPLICABLE STATES AND THE FINANCIAL CONDITION OF THE STATES AND THEIR AGENCIES AND MUNICIPALITIES. THE CONCENTRATION OF INVESTMENTS BY STATES AND CREDIT RATINGS FOR INDIVIDUAL SECURITIES HELD BY THE FUND ARE SHOWN IN THE SCHEDULE OF INVESTMENTS. IN ADDITION, THE CONCENTRATION OF INVESTMENTS CAN BE AGGREGATED BY VARIOUS SECTOR CATEGORIES.

                                                 MARKET VALUE AS A PERCENTAGE OF
SECTOR DISTRIBUTION                                   THE FUND'S NET ASSETS:
-------------------                                   ----------------------
General Obligation.............................                11.14%
Revenue Bonds - Certificate of Participation...                 2.89
Revenue Bonds - Education......................                 8.96
Revenue Bonds - Electric Power.................                17.97
Revenue Bonds - Health.........................                17.91
Revenue Bonds - Housing........................                   --
Revenue Bonds - Industrial Development Bond....                 5.95
Revenue Bonds - Other..........................                 1.78
Revenue Bonds - Pollution Control Facilities...                 9.94
Revenue Bonds - Transportation.................                20.99
Revenue Bonds - Water & Sewer..................                 7.49
                                                              ------
               TOTAL TAX-EXEMPT LONG-TERM BONDS               105.02%
                                                              ======


                       SEE NOTES TO FINANCIAL STATEMENTS.

                         NOTES TO FINANCIAL STATEMENTS

                     John Hancock Funds - Tax-Free Bond Fund


NOTE A --
ACCOUNTING POLICIES

John Hancock Tax-Free Bond Fund (the "Fund") is a diversified open-end investment management company registered under the Investment Company Act of 1940.

   The investment objective of the Fund is to obtain as high a level of interest income exempt from federal income taxes as is consistent with preservation of capital by investing primarily in municipal bonds, notes and commercial paper, the interest on which is exempt from federal income taxes.

   The Trustees have authorized the issuance of two classes of the Fund, designated as Class A and Class B. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemption, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission. Shareholders of a class which bears distribution/service expenses under the terms of a distribution plan, have exclusive voting rights regarding such distribution plan. Class A shares are subject to an initial sales charge of up to 4.50% and a 12b-1 distribution plan. Prior to May 15, 1995, the maximum sales charge was 4.75%. Class B shares are subject to a contingent deferred sales charge and a separate 12b-1 distribution plan. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $12,505,428 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforwards are used by the Fund, no capital gain distributions will be made. The carryforwards expire as follows:
December 31, 2002 -- $7,349,795, December 31, 2003 -- $5,155,633. Expired
capital loss carryforwards are reclassified to capital paid-in, in the year of expiration.

DIVIDENDS, DISTRIBUTIONS, AND INTEREST Interest income on investment securities is recorded on the accrual basis.

   The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class as explained previously.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution/service fees, if any, are calculated daily at the class level based on the appropriate

                         NOTES TO FINANCIAL STATEMENTS

                     John Hancock Funds - Tax-Free Bond Fund


net assets of each class and the specific expense rate(s) applicable of each class.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin", equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange. Subsequent payments, known as "variation margin", to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market", are recorded by the Fund as unrealized gains or losses.

   When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening, or realizing the benefits of closing out, futures positions because of position limits or limits on daily price fluctuations imposed by an exchange.

   For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures transactions.

   At December 31, 1995, open positions in financial futures contracts were as follows:

                                                                  UNREALIZED
EXPIRATION           OPEN CONTRACTS          POSITION            DEPRECIATION
----------           --------------          --------            ------------
MARCH 1996         75 MUNI BOND INDEX          SHORT              ($262,500)
                                                                  =========

   At December 31, 1995, the Fund has deposited in a segregated account $895,000 par value of Clark County, Nevada Industrial Development Revenue Bond, 6.50%, 12/01/33 to cover margin requirements on open financial futures contracts.

PREMIUM AND DISCOUNT For tax-exempt issues, the Fund amortizes the amount paid in excess of par value on securities purchased from either the date of purchase or date of issue to date of sale, maturity or to next call date, if applicable. The Fund accretes original issue discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code. The Fund records market discount on bonds purchased after April 30, 1993 at the time of disposition.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS WITH
AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program at an annual rate of 0.55% of the Fund's average daily net asset value.

   In the event normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of the most restrictive state limit where the Fund is registered to sell shares, the fee payable to the Adviser will be reduced to the extent of such excess, and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses. The current limits are 2.5% of the first $30,000,000 of the Fund's average daily net asset value, 2.0% of the next $70,000,000, and 1.5% of the remaining average daily net asset value.

   The Adviser has agreed to limit Fund expenses, including the management fee (but not including the 12b-1 fee), to 0.70% of the Fund's average daily net assets. Accordingly, the reduction in the Adviser's fee amounted to $208,207 for the period ended December 31, 1995. This reduction may be discontinued at any time. Furthermore, $24,419 of custodian fees have been reduced by balance credits applied during the period ended December 31, 1995.

   The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly-owned subsidiary of the Adviser. For the period ended December 31, 1995, JH Funds received net sales charges

                         NOTES TO FINANCIAL STATEMENTS

                     John Hancock Funds - Tax-Free Bond Fund


on sales of Class A shares of the Fund in the amount of $158,248. Out of this amount, $14,871 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $68,756 was paid as sales commissions and service fees to unrelated broker-dealers and $74,621 was paid as sales commissions and service fees to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., Inc. ("Sutro"), all of which are broker-dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company, is the indirect sole shareholder of Distributors and John Hancock Freedom Securities Corporation and its subsidiaries, which include Tucker Anthony and Sutro.

   Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended December 31, 1995, contingent deferred sales charges received by JH Funds amounted to $222,466.

   In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses at an annual rate not to exceed 0.15% of Class A average daily net assets and 0.90% of Class B average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.15% of these payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

   The Board of Trustees approved a shareholder servicing agreement between the Fund and John Hancock Investor Services Corporation ("Investor Services"), a wholly-owned subsidiary of The Berkeley Financial Group, for the period between December 22, 1994 and May 12, 1995, inclusive under which Investor Services processed telephone transactions on behalf of the Fund. For the period May 15, 1995 through September 30, 1995, the Fund entered into a full service transfer agent agreement with Investor Services whereby Class A and Class B shares paid transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses. Prior to May 15, 1995 The Shareholder Services Group was the transfer agent. Effective October 1, 1995 transfer agent expense is a fund expense.

   Messrs. Edward J. Boudreau, Jr. and Richard S. Scipione are directors and/or officers of the Adviser, and/or its affiliates as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund.

   Effective with the fees paid for 1995, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability with regard to the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability is marked to market on a periodic basis and income earned by the investment is recorded on the Fund's books.

   The Fund has an independent advisory board composed of certain members of the former Transamerica Board of Trustees who provide advice to the current Trustees in order to facilitate a smooth management transition. The Fund pays the advisory board and its counsel a fee.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended December 31, 1995, aggregated $211,980,373 and $211,965,175, respectively. There were no purchases or sales of long-term obligations of the U.S. government and its agencies during the period ended December 31, 1995.

                         NOTES TO FINANCIAL STATEMENTS

                     John Hancock Funds - Tax-Free Bond Fund

   The cost of investments owned at December 31, 1995 for Federal income tax purposes was $190,204,887. Gross unrealized appreciation and depreciation of investments aggregated $15,264,006 and $26,410, respectively, resulting in net unrealized appreciation of $15,237,596.

NOTE D --
RECLASSIFICATION OF CAPITAL ACCOUNTS

During the year ended December 31, 1995, the Fund has reclassified $80,005 from undistributed net investment income and $63,964 from accumulated net realized loss on investments and financial futures contracts to capital paid-in. This represents the cumulative amounts necessary to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 1995. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles.

PLAN OF REORGANIZATION

On November 28, 1995, the Board of Trustees of the Fund approved a plan of reorganization between the Fund and the John Hancock Tax-Exempt Income Fund ("Income Fund") providing for the transfer of substantially all of the assets and liabilities of the Income Fund to the Fund in exchange solely for Class A and Class B shares of the Fund to be distributed to Income Fund's Class A and Class B shareholders, respectively.

                     John Hancock Funds - Tax-Free Bond Fund

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of John Hancock Tax-Free Bond Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the John Hancock Tax-Free Bond (the "Fund"), as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers, or other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Tax-Free Bond Fund at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

                                                /s/ Ernst & Young LLP
                                                ---------------------
                                                Ernst & Young LLP


Boston, Massachusetts
January 31, 1996

TAX INFORMATION NOTICE (UNAUDITED)

For Federal Income Tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal year ended December 31, 1995.

   For specific information on exemption provisions in your state, consult your local state tax office or your tax adviser.

   Income dividends are 98.8% tax-exempt. Approximately 20% of the 1995 income dividends are subject to the alternative minimum tax. None of the income was derived from U.S. Treasury obligations, or qualify for the corporate dividends received deductions.

                                     NOTES

                     John Hancock Funds - Tax-Free Bond Fund

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--------------------------------------------------------------------------------

   This report is for the information of shareholders of the John Hancock Tax-Free Bond Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.


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